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                                                                    EXHIBIT 10.2



                               SECOND AMENDMENT TO
                             STOCK PURCHASE WARRANT

                  SECOND AMENDMENT TO STOCK PURCHASE WARRANT certificate number W-___ issued March 28, 1996 (the "AMENDMENT") dated as of June 4, 1998 between BISCAYNE APPAREL, INC. (the "COMPANY"), and [BANK] (the "LENDER").

                             PRELIMINARY STATEMENTS:

                  WHEREAS, the Company and the Lender are party to that certain Stock Purchase Warrant issued on March 28, 1996, certificate number W-_____ (as amended by that certain First Amendment to Stock Purchase Warrant dated March 25, 1998 and as may be further amended from time to time, the "STOCK PURCHASE WARRANT");

                  WHEREAS, the Company and the Lender are also party to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of March 24, 1997 among the Company, the financial institutions named therein, The Chase Manhattan Bank, as Agent and Milberg Factors, Inc., as Servicing Agent as amended by a First Amendment, dated as of May 22, 1997, a Second Amendment, dated as of February 18, 1998, a Third Amendment, dated as of March 6, 1998 and a Fourth Amendment, dated as of March 25, 1998 (as so amended and as may be further amended from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, the terms defined in the Credit Agreement are used in this Amendment as in the Credit Agreement unless otherwise defined in this Amendment;

                  WHEREAS, the Company and the Lender have agreed to amend certain provisions of the Stock Purchase Warrant but only upon the terms and conditions set forth herein;

                  NOW, THEREFORE, the Company and the Lender hereby agree as follows:.

                  SECTION 1. AMENDMENTS TO STOCK PURCHASE WARRANT. The Stock Purchase Warrant is, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  The first paragraph of the Stock Purchase Warrant is hereby amended by deleting the amount "$1.00" that is set forth in the sixth line of such paragraph and inserting in lieu thereof the amount "$0.65".

                  SECTION 2. CONDITIONS OF EFFECTIVENESS TO THIS AMENDMENT. This Amendment shall become effective on the date on which each of the following conditions have been satisfied: (i) the Company and the Lender shall each have executed and delivered this Amendment and (ii) receipt of such other documents, opinions or agreements as the Lender may reasonably reques.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Stock Purchase




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Warrant to "this Warrant", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Stock Purchase Warrant, shall mean and be a reference to the Stock Purchase Warrant as amended hereby. Except as specifically amended above, the Stock Purchase Warrant and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Facility Documents or the Stock Purchase Warrant, nor constitute a waiver of any provision of the Facility Documents or the Stock Purchase Warrant.

                  SECTION 4. COSTS AND EXPENSES. The Company agrees to pay the Lender on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

                  SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either party hereto may execute this Amendment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                   BISCAYNE APPAREL, INC.


                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:



                                   [BANK]
                                   as Lender


                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:






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